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                                                                   EXHIBIT 99.3

                                                                      EXHIBIT B

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                                         THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                                BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                                                       NOTEHOLDERS
                                                     JANUARY 15, 1997


Principal Distribution Amount
Class A-1 Notes:                                           $9,280,630.20  ($112.28 per $1,000 original principal amount)
Class A-2 Notes:                                                   $0.00  (  $0.00 per $1,000 original principal amount)
Class A-3 Notes:                                                   $0.00  (  $0.00 per $1,000 original principal amount)

Interest Distribution Amount
Class A-1 Notes:                                             $152,677.76  ($1.85 per $1,000 original principal amount)
Class A-2 Notes:                                             $635,000.00  ($5.29 per $1,000 original principal amount)
Class A-3 Notes:                                             $429,433.35  ($5.63 per $1,000 original principal amount)

Note Balance:
        Class A-1 Notes                                                                             $22,568,707.95
        Class A-2 Notes                                                                            $120,000,000.00
        Class A-3 Notes                                                                             $76,343,707.00

Note Pool Factor:
        Class A-1 Notes                                                                                  0.2730474
        Class A-2 Notes                                                                                  1.0000000
        Class A-3 Notes                                                                                  1.0000000

Certificate Balance                                                                                 $11,624,943.00

Certificate Pool Factor                                                                                  1.0000000

Servicing Fee                                                                                          $199,848.32
Servicing Fee Per $1,000 Note                                                                                $0.69
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